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                          EQUITRUST SERIES FUND, INC.
          ------------------------------------------------------------
                            SUPPLEMENT TO PROSPECTUS
                             Dated December 1, 2003
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The following information replaces the "RISK/RETURN SUMMARY -- MONEY MARKET
PORTFOLIO" section on page 13 of the Prospectus:
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RISK/RETURN SUMMARY -- MONEY MARKET PORTFOLIO
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The following information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year, and by comparing the Portfolio's average annual returns for 1, 5 and 10 years to an appropriate broad-based index.

The table compares the average annual total returns of the Money Market Portfolio to those of the 90-day T-Bill Index over the periods shown. The 90-day T-Bill Index is a widely recognized index of three-month Treasury bills. You cannot invest directly in the 90-day T-Bill Index.

Please remember that past performance is no indicator or guarantee of the results that the Money Market Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     ANNUAL RETURNS**
      Calendar Years*

        1993  1.27%
        1994  2.17%
        1995  3.95%
        1996  3.48%
        1997  3.70%
        1998  3.42%
        1999  3.32%
        2000  4.59%
        2001  2.22%
        2002  0.39%
     Percent

 -------------------------------------------
 BEST QUARTER:         3Q 2000      1.21%
 -------------------------------------------
 WORST QUARTER:        4Q 2002      0.07%
 -------------------------------------------

  *The year-to-date return as of September 30, 2003 was 0.13%.
**Contingent Deferred Sales Charges are not reflected in the bar chart or other return figures noted above. If these amounts were reflected, returns would be less than those shown.

     AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR     FIVE YEARS     TEN YEARS
(for periods ending December 31, 2002)      --------     ----------     ---------
MONEY MARKET PORTFOLIO...............        (4.61)%        2.42%         2.85%
90-DAY T-BILL INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR
 TAXES)..............................         1.71%         4.31%         4.51%

The performance data was calculated after deducting all fees and charges actually incurred by the Money Market Portfolio. During certain periods shown, the Adviser reimbursed the Portfolio for operating expenses in excess of 1.50% of average daily net assets, which lowered expenses for the Portfolio. In addition, effective January 1, 2002 and February 1, 2002, the Adviser voluntarily waived its management fee and administrative services fee, respectively, which lowered expenses for the Portfolio. Effective November 22, 2002 and January 24, 2003, the Adviser also waived its transfer agent fees and accounting fees, respectively. These fee waivers may be revoked at any time at the option of the Adviser.

                       Supplement dated December 24, 2003

--------------------------------------------------------------------------------

                          EQUITRUST SERIES FUND, INC.

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                      December 1, 2003, as supplemented on
                               December 24, 2003

EquiTrust Series Fund, Inc. (the "Fund") is an open-end diversified management investment company which consists of six Portfolios: Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies, and each is in effect a separate fund issuing its own shares.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 2003. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund for the fiscal year ended July 31, 2003 were filed with the Securities and Exchange Commission (the "Commission") on October 2, 2003 and are incorporated by reference.

A copy of the Prospectus or Annual Report may be obtained without charge by writing or calling the Fund at the address and telephone number shown below. Terms not defined herein shall have the same meanings given them in the Prospectus.

                             EquiTrust Mutual Funds
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  877-860-2904

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TABLE OF CONTENTS
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
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES....    1
      The Fund....................................    1
      Investment Objectives.......................    1
      Investment Strategies and Techniques........    2
INVESTMENT RESTRICTIONS...........................   10
      Fundamental Policies........................   10
      Non-Fundamental (Operating) Policies........   12
OFFICERS AND DIRECTORS............................   13
INVESTMENT ADVISER................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE
  COMMISSIONS.....................................   21
UNDERWRITING AND DISTRIBUTION EXPENSES............   23
PROXY VOTING......................................   24
PORTFOLIO TURNOVER................................   25
PURCHASES AND REDEMPTIONS.........................   25
NET ASSET VALUE...................................   26
      Money Market Portfolio......................   26
      Other Portfolios............................   27
TAXES.............................................   27
DIVIDENDS AND DISTRIBUTIONS.......................   29
      Money Market Portfolio......................   29
      High Grade Bond and Strategic Yield
       Portfolios.................................   29
      Value Growth, Blue Chip and Managed
       Portfolios.................................   29
ORGANIZATION OF THE FUND..........................   29
SHAREHOLDER VOTING RIGHTS.........................   30
RETIREMENT PLANS..................................   31
OTHER INFORMATION.................................   31
      Principal Holders of Securities.............   31
      Custodian...................................   31
      Independent Auditors........................   32
      Accounting Services.........................   32
      Shareholder Service, Dividend Disbursing and
       Transfer Agent.............................   32
      Code of Ethics..............................   32
      Legal Matters...............................   32
      Registration Statement......................   33
FINANCIAL STATEMENTS..............................   33
APPENDIX A........................................  A-1
APPENDIX B........................................  B-1
APPENDIX C........................................  C-1

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INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES
--------------------------------------------------------------------------------

THE FUND

    EquiTrust Series Fund, Inc. (the "Fund") was established as a Maryland corporation under Articles of Incorporation dated August 14, 1970. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is a series-type investment company consisting of the Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio (individually, a "Portfolio"; collectively, the "Portfolios"). The Board of Directors of the Fund (the "Board of Directors") may provide for additional portfolios at any time.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

    The investment objective(s) of each Portfolio is set forth below.

Value Growth Portfolio                   Seeks long-term capital appreciation.

High Grade Bond Portfolio                Seeks to generate as high a level of current income as
                                         is consistent with an investment in a diversified
                                         portfolio of high grade income-bearing debt securities.

Strategic Yield Portfolio                Seeks as high a level of current income as is consistent
                                         with an investment in a diversified portfolio of
                                         lower-rated, higher-yielding income-bearing securities.
                                         The Portfolio also seeks capital appreciation, but only
                                         when consistent with its primary goal.

Managed Portfolio                        Seeks the highest level of total return through income
                                         and capital appreciation.

Money Market Portfolio                   Seeks maximum current income consistent with liquidity
                                         and stability of principal.

Blue Chip Portfolio                      Seeks long-term growth of capital and income.

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INVESTMENT STRATEGIES AND TECHNIQUES

    A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") is contained in
    Appendix C to this SAI.

    The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.

    SECURITIES OF FOREIGN ISSUERS

    The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of their net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of their net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

    Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates and changes in foreign or U.S. laws, in restrictions applicable to such investments and in exchange control regulations. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the values of the underlying securities on foreign securities markets. The values of such underlying securities are a function of a number of factors. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

    LOANS OF PORTFOLIO SECURITIES

    Each Portfolio may from time to time lend securities (but not in excess of 20% of its net assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) EquiTrust Investment Management Services, Inc., (the "Adviser") (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

    The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders' fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for tax purposes as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio's qualification as a regulated investment company under Subchapter M of the Code.

    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund. In addition, if the Fund is not able to get securities that it lends back from the borrower on a timely basis, the Fund may be exposed to a loss of investment opportunities.

    WRITING COVERED CALL OPTIONS

    The writing of covered call options is a conservative investment technique that is generally considered to involve relatively little risk as compared to other options transactions. Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an offering to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is "covered" if the writer owns the optioned security.

    A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. In that event, the assets represented by the underlying security will temporarily be unavailable to meet any redemption requests.

    A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

    A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing of options is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio securities transactions. The successful use of covered call options depends on the Adviser's ability to forecast market movements correctly. As discussed above, the effective use of covered call options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    From time to time, in the ordinary course of business, any of the Portfolios may purchase newly issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities at a specified price with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect.

    The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.

    A Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Adviser's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above.

    MORTGAGE-BACKED SECURITIES

    The High Grade Bond, Strategic Yield and Managed Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

    The High Grade Bond, Strategic Yield and Managed Portfolios may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

    The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

    ASSET-BACKED SECURITIES

    The High Grade Bond, Strategic Yield and Managed Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.

    REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period.

    That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

    The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the Adviser (under the review of the Board of Directors) will review the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.

    A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.

    REVERSE REPURCHASE AGREEMENTS

    Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price that reflects a rate of interest paid for the use of the funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios only enter into such agreements when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Fund's custodian maintains, in a segregated account, liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of a Portfolio's total assets.

    OTHER INVESTMENT COMPANIES

    Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund's investment return.

    ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

    No Portfolio may invest more than 15% of its net assets (10% of total assets for the Money Market and Blue Chip Portfolios) in illiquid investments. Illiquid investments are those that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the "1933 Act").

    Each of the Portfolios may invest in restricted securities (but not in excess of 10% of total assets for the Money Market Portfolio and Blue Chip Portfolio). If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and they are determined to be liquid by the Board of Directors or by the Adviser pursuant to board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio's holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.

    INVESTMENTS IN CAPITAL SECURITIES

    Each Portfolio (other than the Blue Chip and Money Market Portfolios) may invest in capital (trust-preferred) securities. These securities are issued by trusts or other special purpose entities created for the purpose of investing in junior subordinated debentures. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which provide preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt. The issuers of these securities may defer interest payments for a number of years (up to five years), although interest continues to accrue cumulatively. In addition, the trust may be terminated and the debentures distributed in liquidation. Because of the structure of these securities, they have the characteristics, and involve the associated risks, of both fixed income and preferred equity securities. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Portfolio will reconsider the appropriateness of continued investment in these securities. For purposes of percentage limitations applicable to the Portfolio, these securities will be treated as debt securities.

    LOWER-RATED DEBT SECURITIES

    The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as "junk bonds." These lower-rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

    Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    Lower-rated income-bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower rated high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for investment grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for, and the values of, lower rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

    A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

    Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

    Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

    TEMPORARY DEFENSIVE POSITIONS

    Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL POLICIES

    In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this SAI and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.

    Except as noted below, each Portfolio may not:

        1. As to 75% of the value of each Portfolio's total assets (with the exception of the Money Market Portfolio, which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at value at the time of investment) would be invested in securities of that issuer.

        2. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

        3. Purchase any security if, immediately after such purchase, more than 25% of the Portfolio's assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix
    A).

        4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

        5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

        6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

        7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or any officers or directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

        8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

        9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its total assets.

       10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the 1933 Act before resale. In this connection, the Money Market Portfolio or the Blue Chip Portfolio will not invest more than 10% of the value of its total assets in securities that are subject to legal or contractual restrictions on resale, or are not readily marketable.

       11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

       12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

       13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

       14.  Lend its portfolio securities in excess of 20% of its net assets.

       15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of their respective net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and Strategic Yield Portfolios may each invest up to 25% of their respective net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

       16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

       17. Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years' continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.

    The term "government agency securities" for purposes of fundamental policy 3 has the same meaning as that set forth in Appendix A. The term "commodities or commodity contracts" as used in fundamental policy 5 includes futures contracts.

--------------------------------------------------------------------------------

NON-FUNDAMENTAL (OPERATING) POLICIES

    The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the shareholders.

        1. The Value Growth, High Grade Bond, Strategic Yield and Managed Portfolios shall not invest more than 15% of their respective total net assets in illiquid securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in each case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures.

        2. The Value Growth Portfolio shall not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.

    If a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

  The Board of Directors is responsible for the overall supervision of the operations of the Fund under the laws of the state of Maryland and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually. The officers and directors of the Fund, their ages, principal occupations for the past five years, affiliations, if any, with EquiTrust Investment Management Services, Inc. (the "Adviser"), EquiTrust Marketing Services, LLC (the "Distributor"), and other significant affiliations, are set forth below. Corporate positions may, in some instances, have changed during this period. The two directors listed with an asterisk are "interested persons" as defined in the Investment Company Act. Messrs. Lang and Oddy are interested persons of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

 NAME, ADDRESS AND AGE                                                                                OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      HELD BY DIRECTOR
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS(2)
 Craig A. Lang (52)       President and       Since 2002  Dairy Farmer; Chairman and   13
                          Director                        Director, FBL Financial
                                                          Group, Inc.; President and
                                                          Director, Iowa Farm Bureau
                                                          Federation and other
                                                          affiliates of the
                                                          foregoing; Director,
                                                          Western Agricultural
                                                          Insurance Company and other
                                                          affiliates of the
                                                          foregoing; President and
                                                          Trustee, EquiTrust Variable
                                                          Insurance Series Fund;
                                                          Member, Growmark, Inc.
                                                          Coordinating Committee and
                                                          American Farm Bureau
                                                          Federation Board of
                                                          Directors; past member,
                                                          Cattlemens Beef Board

 William J. Oddy (59)     Vice President      Since 1981  Chief Executive Officer and  13             Director, American Equity
                          and Director                    Management Director, FBL                    Investment Life Insurance
                                                          Financial Group, Inc.;                      Company, Berthel Fisher &
                                                          Chief Executive Officer,                    Company, Inc. and Berthel
                                                          Farm Bureau Life Insurance                  Fisher & Company Financial
                                                          Company and other                           Services, Inc.
                                                          affiliates of the
                                                          foregoing; Chief Executive
                                                          Officer and Director,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing, and RIK, Inc.;
                                                          Chief Executive Officer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Chief Executive Officer and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Vice
                                                          President and Trustee,
                                                          EquiTrust Variable
                                                          Insurance Series Fund; Vice
                                                          President and Director,
                                                          EquiTrust Money Market
                                                          Fund, Inc.; President and
                                                          Director, FBL Real Estate
                                                          Ventures, Ltd.

 James W. Noyce (48)      Chief Financial     Since 1996  Chief Financial Officer and
                          Officer and                     Chief Administrative
                          Treasurer                       Officer, FBL Financial
                                                          Group, Inc. and other
                                                          affiliates of the
                                                          foregoing; Chief Financial
                                                          Officer, Chief
                                                          Administrative Officer,
                                                          Treasurer and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC; Vice
                                                          President, Treasurer and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc. and other
                                                          affiliates of the
                                                          foregoing; President,
                                                          Treasurer and Director, FBL
                                                          Leasing Services, Inc.;
                                                          Chief Executive Officer,
                                                          Chief Financial Officer and
                                                          Chief Administrative
                                                          Officer, Western Computer
                                                          Services, Inc.; Chief
                                                          Financial Officer and
                                                          Treasurer, EquiTrust
                                                          Variable Insurance Series
                                                          Fund and EquiTrust Money
                                                          Market Fund, Inc.

 NAME, ADDRESS AND AGE                                                                                OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      HELD BY DIRECTOR
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 Dennis M. Marker (52)    Chief Executive     Since 1982  Vice President-Investment
                          Officer                         Administration, FBL
                                                          Financial Group, Inc. and
                                                          other affiliates of the
                                                          foregoing; President and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Vice
                                                          President-Investment
                                                          Administration and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC; Chief
                                                          Executive Officer,
                                                          EquiTrust Variable
                                                          Insurance Series Fund and
                                                          EquiTrust Money Market
                                                          Fund, Inc.; Vice President
                                                          and Director, FBL Leasing
                                                          Services, Inc.

 Stephen M. Morain (58)   Senior Vice         Since 1982  General Counsel and
                          President and                   Assistant Secretary, Iowa
                          General Counsel                 Farm Bureau Federation;
                                                          General Counsel, Secretary
                                                          and Director, Farm Bureau
                                                          Management Corporation;
                                                          Senior Vice President and
                                                          General Counsel, FBL
                                                          Financial Group, Inc. and
                                                          other affiliates of the
                                                          foregoing; Senior Vice
                                                          President, General Counsel
                                                          and Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Senior Vice President,
                                                          General Counsel and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.

 JoAnn Rumelhart (50)     Executive           Since 2000  Executive Vice President
                          Vice President                  and General Manager- Life
                                                          Cos., FBL Financial
                                                          Group, Inc.; Executive Vice
                                                          President and General
                                                          Manager, Farm Bureau Life
                                                          Insurance Company and other
                                                          affiliates of the
                                                          foregoing; Executive Vice
                                                          President and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Executive Vice President
                                                          and Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Executive Vice President,
                                                          EquiTrust Variable
                                                          Insurance Series Fund and
                                                          EquiTrust Money Market
                                                          Fund, Inc.

 John M. Paule (47)       Chief Marketing     Since 2000  Chief Marketing Officer,
                          Officer                         FBL Financial Group, Inc.
                                                          and other affiliates of the
                                                          foregoing; Chief Marketing
                                                          Officer and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Chief Marketing Officer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC.

 Lou Ann Sandburg (55)    Vice President-     Since 1999  Vice President-Investments
                          Investments and                 and Assistant Treasurer,
                          Assistant                       FBL Financial Group, Inc.
                          Treasurer                       and other affiliates of the
                                                          foregoing; Vice President-
                                                          Investments, Assistant
                                                          Treasurer and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Vice President, Assistant
                                                          Treasurer and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC; Vice
                                                          President, FBL Financial
                                                          Services, Inc. and other
                                                          affiliates of the
                                                          foregoing; Vice President
                                                          and Director, FBL Leasing
                                                          Services, Inc.; Vice
                                                          President, Secretary and
                                                          Director, FBL Real Estate
                                                          Ventures, Ltd.

 Kristi Rojohn (40)       Investment          Since 1990  Investment Compliance Vice
                          Compliance Vice                 President and Secretary,
                          President and                   EquiTrust Investment
                          Secretary                       Management Services, Inc.
                                                          and other affiliates of the
                                                          foregoing.

 Susan M. Coombs (43)     Mutual Fund         Since 2002  Mutual Fund Accounting
                          Accounting                      Director, EquiTrust
                          Director                        Investment Management
                                                          Services, Inc. and other
                                                          affiliates of the
                                                          foregoing.

 Rebecca L. Howe (49)     Assistant           Since 2003  Assistant Secretary,
                          Secretary                       EquiTrust Investment
                                                          Management Services, Inc.
                                                          and other affiliates of the
                                                          foregoing.
 NON-INTERESTED PERSONS

 Erwin H. Johnson (60)    Director            Since 1989  Farmer; Owner and Manager,   13             Director, First Security
 1841 March Avenue                                        Center View Farms, Co.;                     Bank and Trust Co. (Charles
 Charles City, Iowa                                       Farm Financial Planner;                     City, Iowa)
 50616-9115                                               Iowa State University
                                                          Cooperative Extension
                                                          Service Seed Sales;
                                                          Syngenta; Director, Iowa
                                                          4-H Foundation and Ag
                                                          Ventures Alliance; Council
                                                          Member, West St. Charles
                                                          United Methodist Church

 NAME, ADDRESS AND AGE                                                                                OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      HELD BY DIRECTOR
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 Kenneth Kay (60)         Director            Since 1996  President, K-Ranch Inc.      13             Director, First Whitney
 51606 590th Street                                                                                   Bank & Trust (Atlantic,
 Atlantic, Iowa                                                                                       Iowa)
 50022-8233

 Paul E. Larson (51)      Director            Since 2003  Former President, Equitable  13             Director, Wellmark, Inc.
 588 Chardonnay Point                                     Life Insurance Company of
 Waukee, Iowa 50263                                       Iowa and related entities,
                                                          retired since March, 1999

 Steven W. Plate (47)     Director            Since 2003  CPA/Owner, Plate, Baker &    13
 c/o Plate, Baker & Co.                                   Co., P.C., Certified Public
 1003 Main Street                                         Accountants
 Grinnell, Iowa 50112

 Erlin J. Weness (59)     Director            Since 2003  Owner and Operator, Weness   13             Director, First State Bank
 1620 Pinewood Drive                                      Consulting; Extension                       Southwest (Worthington,
 Worthington, Minnesota                                   Educator-Farm Management,                   Minnesota), First State
 56187                                                    University of Minnesota                     Insurance Agency
                                                                                                      (Worthington, Minnesota)
                                                                                                      and First Rushmore
                                                                                                      Bancorporation
                                                                                                      (Worthington, Minnesota)

  1 Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director sooner dies, resigns or is removed.
  2 All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

   The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and as officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund's officers and directors are also officers and directors of the Adviser and/or the Distributor. Each of the directors not affiliated with the Adviser will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each directors' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended.

    The following table sets forth compensation received by the unaffiliated directors of the Fund for the fiscal year ended July 31, 2003. The information in the last column of the table sets forth the total compensation received by all directors for calendar year 2002 for services as a director of the Fund and other funds in the EquiTrust Fund Complex.

                                            PENSION AND
                         AGGREGATE      RETIREMENT BENEFITS          TOTAL COMPENSATION
NAME OF                 COMPENSATION     ACCRUED AS PART OF          FROM ALL FUNDS IN
DIRECTOR               FROM THE FUND       FUND EXPENSES       THE EQUITRUST FUND COMPLEX***
Mr. Bartling**             $3,500                $0                       $10,500
Mr. Johnson                 3,500                 0                        10,500
Mr. Kay                     3,500                 0                        10,500
Mr. Larson**                  917                 0                         2,750
Mr. Plate**                   833                 0                         2,500
Mr. Weness**                  833                 0                         2,500
Mr. Pietz*                  2,667                 0                         8,000

 *    Mr. Pietz resigned from the Fund effective February 13, 2003.
 ** Mr. Bartling resigned from the Fund and Messrs. Larson, Plate and Weness were elected as directors of the Fund effective May 21, 2003.
 *** The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

    Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

    The following table sets forth the dollar range of securities in the Fund owned by each Director and the aggregate dollar range of securities for all Funds in the EquiTrust family owned by each Director as of December 31, 2002.

                                                                                       AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                        ALL FUNDS OVERSEEN BY
                                                DOLLAR RANGE OF SECURITIES              DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                 IN THE FUND BY PORTFOLIO               INVESTMENT COMPANIES
Interested
  Craig A. Lang                           High Grade Bond              $1-$10,000          $10,001-$50,000
                                          Strategic Yield              $1-$10,000
                                          Managed                      $1-$10,000
                                          Blue Chip                    $1-$10,000
                                          Value Growth                 $1-$10,000
  William J. Oddy                                          None                            $10,001-$50,000
Non-Interested
  Kenneth Kay                             High Grade Bond              $1-$10,000            $1-$10,000
                                          Managed                      $1-$10,000
                                          Blue Chip                    $1-$10,000
  Erwin J. Johnson                        Managed                      $1-$10,000
                                          Value Growth           $50,001-$100,000         $50,001-$100,000
  Paul E. Larson                                           None                                 None
  Steven W. Plate                                          None                                 None
  Erlin J. Weness                                          None                                 None

    As of October 31, 2003, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.

COMMITTEES OF BOARD OF DIRECTORS

    The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for service performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, Messrs. Johnson, Kay, Larson, Plate and Weness. The Audit Committee met two times during the Fund's fiscal year ended July 31, 2003.

    The Board of Directors has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those director positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Larson, Plate and Weness. The Nominating Committee held two meetings during the fiscal year ending July 31, 2003. The Nominating Committee has not established procedures for shareholders to submit recommendations for nominees to the Board of Directors.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

    The following information supplements the information set forth in the Prospectus under the heading "Portfolio Management." Pursuant to the
    Investment Advisory and Management Services Agreement dated November 11, 1987 ("Agreement") for the Blue Chip Portfolio, and the Agreement as amended and restated June 25, 2003 and July 3, 2003 for all Portfolios except the Blue Chip Portfolio (collectively the "Agreement"), EquiTrust Investment Management Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Directors. The Adviser is a wholly owned subsidiary of FBL Financial Services, Inc., which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 56% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the
    Fund: Stephen M. Morain, William J. Oddy, John M. Paule, JoAnn Rumelhart, Dennis M. Marker, James W. Noyce, Lou Ann Sandburg, Kristi Rojohn, Susan M. Coombs and Rebecca L. Howe. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

    The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

    Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the Articles of Incorporation, the Fund's by-laws, the Investment Company Act and applicable requirements of the Code;
    (ii) the Portfolio's investment objective(s), policies and restrictions; and
    (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

    The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.

    As compensation for the investment advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

                                    AVERAGE DAILY NET ASSETS
                              FIRST          SECOND          OVER
PORTFOLIO                  $200 MILLION   $200 MILLION   $400 MILLION
Value Growth                   0.50%          0.45%          0.40%
High Grade Bond                0.40%          0.35%          0.30%
Strategic Yield                0.55%          0.50%          0.45%
Managed                        0.60%          0.55%          0.50%
Money Market                   0.25%          0.25%          0.25%
Blue Chip                      0.25%          0.25%          0.25%

    The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto. See "Underwriting and Distribution Expenses" and "Other
    Information -- Accounting Services" for a description of certain other Fund expenses.

    The Agreement was most recently approved for continuance on November 13, 2003, by the Board of Directors, including a vote of a majority of the directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 2004. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those directors who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.

    In approving the Agreement for continuance, the Board of Directors considered, among other factors, the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board evaluated reports from the Adviser that addressed specific factors designed to assist the Board's consideration of these and other issues.

    With respect to the nature and quality of the services provided by the Adviser, the Board reviewed the functions performed by the Adviser and the personnel providing such services and considered the quality of the services provided. The Board also reviewed reports prepared by the Adviser containing information on each Portfolio's total return with comparisons to relevant market indices, expense ratios with comparisons to peer groups of funds pursuing broadly similar strategies and other financial measures of the Portfolios over relevant past periods. In addition, the Board considered the advisory and management fees, expense ratios and applicable expense waivers for the Portfolios, noting that the fee and expense ratios of the Portfolios were reasonable given the quality of services expected to be provided and were competitive with the fee and expense ratios of similar mutual funds.

    With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level.

    The Agreement will be deemed to have been approved or disapproved by the Shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60-days' notice by either party, and will terminate automatically upon assignment.

    The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

    Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

    For the fiscal years ended July 31, 2003, 2002 and 2001, the advisory and management fee expense was as follows:

NAME OF PORTFOLIO                       2003       2002       2001
Value Growth                          $310,113   $357,320   $352,769
High Grade Bond                       $ 69,699   $ 58,835   $ 53,454
Strategic Yield                       $ 72,026   $ 67,740   $ 64,556
Managed                               $217,798   $230,516   $217,555
Money Market                          $ 12,096   $ 10,939   $ 11,697
Blue Chip                             $120,877   $133,595   $154,354

    The Adviser has also agreed to reimburse any Portfolio of the Fund annually to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. Pursuant to this agreement, during the Fund's fiscal year ended July 31, 2003, the Strategic Yield Portfolio was reimbursed $291.

    Effective January 1, 2002 and February 1, 2002, the Adviser voluntarily waived its management fee and its administrative services fee respectively for the Money Market Portfolio. In addition, effective November 12, 2002 and January 24, 2003, the Adviser waived the Portfolio's transfer agent fees and accounting fees, respectively. These fee waivers may be revoked at any time.

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage elements as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients and not all research services may be used by the Adviser in connection with the Fund.

    Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, may include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

    If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Fund or such Portfolio is authorized to pay greater commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive commissions, the Portfolios will not necessarily be paying the lowest commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of Portfolio transactions for the Fund. The

    Fund paid brokerage commissions during the fiscal years ended July 31, 2003, 2002 and 2001, as follows:

NAME OF PORTFOLIO                        2003       2002       2001
The Fund                               $102,932   $60,828    $126,109
Money Market Portfolio                        0         0           0
High Grade Bond Portfolio                     0         0           0
Managed Portfolio                      $ 21,552   $19,540    $ 43,869
Strategic Yield Portfolio              $    136         0           0
Value Growth Portfolio                 $ 33,958   $40,270    $ 82,240
Blue Chip Portfolio*                   $ 47,286   $ 1,018           0

 * During the fiscal year ended July 31, 2003, the Blue Chip Portfolio was substantially restructured to more closely reflect the sector weightings of the benchmark S&P 500 Index. This restructuring involved a relatively large amount of trading activity compared to what occurred during the prior year.

    In some instances, the Portfolios may deal in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market" (i.e., from a dealer that is not a member of the exchange on which a security is listed). Where transactions are executed in the over-the-counter or third market, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

    Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In this event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

--------------------------------------------------------------------------------

UNDERWRITING AND DISTRIBUTION EXPENSES
--------------------------------------------------------------------------------

    EquiTrust Marketing Services, LLC, an affiliate of the Adviser (the "Distributor"), 5400 University Avenue, West Des Moines, IA 50266, serves as principal underwriter for the Fund under an Underwriting Agreement dated December 1, 2003, and as a distributor of the Fund's shares under an amended & restated Distribution Plan and Agreement dated December 1, 2003 ("Distribution Agreement"). (Prior to December 1, 2003 EquiTrust Investment Management Services, Inc. served as principal underwriter and Distributor for the Fund.) The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. See "Other
    Information -- Distributor" in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions and the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Commission.

    The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. Shareholders vote in the aggregate and not by Portfolio with respect to the Distribution Agreement.

    For its services under the Distribution Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of the average daily net assets of the Traditional Shares of the Fund. The Distribution Agreement is a "compensation type" plan, which means that the Distributor may receive compensation that is more or less than the actual expenditures made. Since the Distribution Agreement applies to all Portfolios, the fees paid by one portfolio may be used to finance distribution of the shares of another Portfolio, and the distribution fee payable to the Distributor is allocated among the Portfolios based on relative net asset size. The Distributor also provides information and administrative services for Fund shareholders of Traditional Shares pursuant to an administrative services agreement. For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Traditional Shares of the Fund.

    The Fund paid annual distribution fees to EquiTrust Investment Management Services, Inc., the former distributor, during the fiscal years ended
    July 31, 2003, 2002 and 2001 of $792,103, $876,464 and $902,667,
    respectively. During the fiscal year ended July 31, 2003, of the aggregate amount of distribution fees paid to the former distributor, $235,531, was paid to EquiTrust Marketing

    Services, LLC, an affiliate of the former distributor, and the balance of $556,572, was retained by the former distributor. During the fiscal year ended July 31, 2003, the former distributor incurred expenses in the approximate amounts noted: $387,359 for commissions paid to Dealers for Fund sales, $1,450,744 for management services, $136,856 for rent, $34,624 for telephone, $19,048 for postage, $45,888 for printing and office supplies, and $90,110 for furniture and equipment.

    During the fiscal years ended July 31, 2003, 2002 and 2001 the former distributor received $122,483, $140,186 and $224,027, respectively, in contingent deferred sales charges.

    The Distributor also acts as principal underwriter and a distributor of the shares of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

    The Board of Directors has determined that in its judgement there is a reasonable likelihood that the Distribution Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's investment. The distribution fee will also provide the Distributor and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient service. The directors and officers of the Distributor and its affiliates, including the officers and interested directors of the Fund, have a direct or indirect financial interest in the Distribution Agreement. The non-interested directors of the Fund do not have any direct or indirect financial interest in the Distribution Agreement.

--------------------------------------------------------------------------------

PROXY VOTING
--------------------------------------------------------------------------------

    The Board has delegated the authority for voting proxies relating to the Fund's portfolio securities to the Adviser, who has agreed to vote such proxies according to the Adviser's Proxy Voting Policies and Procedures. The Adviser's Proxy Voting Policies and Procedures set forth the general principles used to determine how the Adviser votes proxies on securities in client accounts for which the Adviser has proxy voting authority, including the Fund. The Adviser's general policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets and seeks to align the interests of management of the companies in which it invests with the interests of clients.

    The Adviser's Proxy Voting Policies and Procedures describe how the Adviser usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of independent auditors. The Adviser's Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted, where the company is in a country which prohibits shareholders who vote proxies from trading the company's shares within a given period of time around the shareholder meeting date ("share blocking"). If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, the Adviser's Investment Committee will formulate a recommendation on the matter in accordance with the Adviser's goal of maximizing client assets.

    The Adviser's Proxy Voting Policies and Procedures describe how the Adviser addresses conflicts of interest between the Adviser and its clients, including Fund shareholders, with respect to proxy voting decisions. Actual or potential conflicts of interest involving a company or companies affiliated with the Adviser of which the Adviser is unaware are not considered conflicts of interest covered by the Proxy Voting Policies and Procedures. To resolve conflicts of which it is aware, the Adviser will (1) obtain client consent before voting in accordance with the voting guidelines or the recommendation of the Investment Committee, (2) refer the matter to a third party proxy voting service or (3) the Investment Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rates for the Portfolios are set forth under "Financial Highlights" in the Prospectus. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company for that year and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Taxes."

--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    The following supplements the discussion in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares."

    EquiTrust Marketing Services, LLC, as Distributor and principal underwriter of the Fund's shares, may use other broker-dealer firms to assist in providing distribution. Shares of each Portfolio are sold at their respective net asset value ("NAV") next determined after an order for purchase and payment are received in proper form.

    Shares of each Portfolio are redeemed at their respective NAV next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when
    (a) trading on the NYSE is restricted as determined by the Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio's securities, or determination of the NAV of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of shareholders. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by EquiTrust Marketing Services, LLC, 5400 University Avenue, West Des Moines, Iowa 50266-5997, prior to the day of such determination of NAV.

--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------

    The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business; and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.

    The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund's offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

    The following supplements the discussion in the Prospectus under the heading "Other Information -- Net Asset Value."

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

    The NAV per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

    The purpose of the amortized cost method of valuation is to attempt to maintain a constant NAV per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believed would result in dilution or other unfair results material to Shareholders, the Board of Directors would consider what action, if any, should be initiated.

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

--------------------------------------------------------------------------------

OTHER PORTFOLIOS

The NAV per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the NAVs of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio has qualified and intends to continue to qualify and to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on its "investment company taxable income" (as such term is defined in the Code) and net realized capital gain that it distributes to its shareholders. To qualify for treatment as a "regulated investment company," a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies. In addition, a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Portfolio's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of its investment techniques.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio's net ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 plus all such net ordinary income and net capital gains for previous years that were not distributed during such years. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

If a Portfolio fails to qualify as a "regulated investment company" under the Code, the Portfolio would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income.

A portion of the ordinary income distributions from a Portfolio may be eligible for the "dividends received deduction" available to corporate shareholders. The aggregate amount eligible for the "dividends received deduction" may not exceed the aggregate qualifying dividends received by such Portfolio for the fiscal year. 100% of the income dividends paid by the Value Growth, Managed and Blue Chip Portfolios during the fiscal year ended July 31, 2003 qualified for the "dividends received deduction" available to corporate shareholders.

If a shareholder exchanges shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the value of the shares acquired and the adjusted tax basis of the shares exchanged. Such gain or loss will generally be a capital gain or loss and will be a long-term gain or loss if the shareholder held his or her shares for more than one year. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules, resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

The discussion under "Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action. Shareholders are therefore advised to consult with their own tax advisors before making an investment in a Portfolio.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The following supplements the discussion of dividends and distributions in the Prospectus under the headings "Distributions and Taxes -- Distributions."

    MONEY MARKET PORTFOLIO

    The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio's NAV per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month.

    Net investment income, for dividend purposes, consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus or minus (iii) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

    HIGH GRADE BOND AND STRATEGIC YIELD PORTFOLIOS

    Each of these Portfolios declares dividends of all its investment income on each day the Portfolio's NAV is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

    VALUE GROWTH, BLUE CHIP AND MANAGED PORTFOLIOS

    It is the policy of the Value Growth and Blue Chip Portfolios to distribute at least annually substantially all their net investment income, if any, and any net realized capital gains. It is the policy of the Managed Portfolio to distribute quarterly substantially all its net investment income, if any, and to distribute substantially all net short-term and long-term gains at least annually.

    Both dividend and capital gain distributions will be made in shares of a Portfolio unless a shareholder requests payment in cash.

--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, diversified series management investment company registered under the Investment Company Act. The Fund was organized as a corporation under the laws of Maryland on August 14, 1970 and has authorized capital of 5,000,000,000 shares of common stock, $.001 par value per share.

    Currently, the Fund offers two classes of shares--Class B shares and Class I shares--which have different expenses that will affect performance. Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust:
    (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial

    Group, Inc., its affiliates, and affiliated state Farm Bureau Federations;
    (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC, the Fund's distributor, deems appropriate.

    The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class B shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan, and each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class B shares). Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro-rata in the net assets of that Portfolio available for distribution. Shares have no preemptive or conversion rights and are fully paid and nonassessable by the Fund. The Board of Directors may establish additional Portfolios at any time. The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

--------------------------------------------------------------------------------

SHAREHOLDER VOTING RIGHTS
--------------------------------------------------------------------------------

    All shares of the Fund have equal voting rights (except that Class B shares have separate and exclusive voting rights with respect to the Fund's Rule
    12b-1 Plan) and may be voted in the election of directors and on other matters submitted to the vote of shareholders. Under the Fund's corporate charter, the Fund is not required to hold, and does not expect to hold, annual shareholders' meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. As permitted by Maryland law and the Fund's corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. Each member of the Board of Directors serves for a term of unlimited duration, subject to the right of the Board of Directors or the shareholders to remove such director. The Board of Directors has the power to alter the number of directors and to appoint successor directors, provided that, immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the directors holding office has been elected by the shareholders, the directors are required to call a special meeting of shareholders for the purpose of electing directors to fill any existing vacancies in the Board. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund's corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.

    Shareholders will vote by Portfolio and not in the aggregate, except when voting in the aggregate is permitted under the laws of the State of Maryland and the Investment Company Act, such as for the election of directors, or when voting by class is appropriate.

    In matters which only affect a particular Portfolio or class, the matter shall have been effectively acted upon by a majority vote of that Portfolio or class, even though: (i) the matter has not been approved by a majority vote of any other Portfolio or class; or (ii) the matter has not been approved by a majority vote of the Fund.

    As used in the Prospectus and in this SAI, the phrase "majority vote" of a Portfolio (or of the Fund, as appropriate) means the vote of the lesser of
    (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio
    (Fund).

--------------------------------------------------------------------------------

RETIREMENT PLANS
--------------------------------------------------------------------------------

    State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), serves as custodian and provides the services required for
    Individual Retirement Plans (IRAs), Roth IRAs, Coverdell Education Savings Plans, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Section 403(b) Plans and Qualified Pension and Profit Sharing Plans ("Keoghs"). An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account(s). EquiTrust Investment Management Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 2003 received $174,960 for its services, of which $52,488 was remitted to State Street Bank and Trust. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.

    Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES

    As of October 31, 2003, Farm Bureau Life Insurance Company (a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation) owned 38.59% of the Money Market Portfolio and 5.49% of the Strategic Yield Portfolio.

--------------------------------------------------------------------------------

CUSTODIAN

    Deutsche Bank, 16 Wall Street, New York, New York 10005, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS

    The Fund's independent auditors are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

--------------------------------------------------------------------------------

ACCOUNTING SERVICES

    The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser performs accounting services for the Fund. In addition, the agreement provides that the Adviser shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and shall prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays the Adviser an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal years ended July 31, 2003, 2002 and 2001 the aggregate amount of such fees paid to the Adviser were $90,005, $91,588 and $93,019, respectively.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

    The Adviser serves as the Fund's shareholder service, transfer and dividend disbursing agent. EquiTrust in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays the Adviser an annual fee of $7.03 to $9.03 per account and miscellaneous activity fees plus out-of-pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 2003, the aggregate amount of such fees paid to the Adviser was $472,646, of which $278,507 was paid to DST.

--------------------------------------------------------------------------------

CODE OF ETHICS

    The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular after review by appropriate personnel.

--------------------------------------------------------------------------------

LEGAL MATTERS

    The firm of Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, is counsel for the Fund and its independent directors.

--------------------------------------------------------------------------------

REGISTRATION STATEMENT

    The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Commission under the 1933 Act, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the Commission in Washington, D.C.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund, Inc.
    for the fiscal year ended July 31, 2003, were filed with the Commission on October 2, 2003 and are incorporated by reference. Shareholders receive the Fund's audited annual report and the unaudited semi-annual report. Additional copies of such reports may be obtained without charge by contacting the Fund.

--------------------------------------------------------------------------------

APPENDIX A -- MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

    The Money Market Portfolio invests in money market instruments maturing in 13 months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.

    U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

    U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury, others are supported only by the limited right of the issuer to borrow from the U.S. Treasury, and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury.

    OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless the bank has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless the savings and loan association has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The FDIC insures the deposits at banks and savings and loan associations up to $100,000 per investor. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of $100,000 will not be insured.

    COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Portfolios will only invest in U.S. dollar-denominated instruments which the Board of Directors determines present minimal credit risks and which, at the time of acquisition, generally are:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

    3. in the case of an unrated instrument, determined by the Board of Directors to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

    In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the 1933 Act ("Section 4(2) paper") subject to the above noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to an institutional investor such as the Fund, who agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
    Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in
    Section 4(2) paper is determined to be liquid. The Adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

    OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity. The Portfolio will only invest in such obligations if the Board of Directors determines that they present minimal credit risk, are, at the time of acquisition, rated AA/Aa or better by Standard & Poor's or Moody's and are:

    1. determined by the Board of Directors to be of comparable quality to either 1 or 2 above; or

    2. issued by an issuer that has received a rating of the type described in 1 or 2 above on other short-term securities that are comparable in priority and security to the obligation.

    REPURCHASE AGREEMENTS: See "Investment Objectives, Policies and Techniques -- Investment Strategies and Techniques -- Repurchase Agreements" in the SAI.

    FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------

APPENDIX B -- COMPOSITION OF BOND PORTFOLIOS BY QUALITY
--------------------------------------------------------------------------------

    The tables below reflect the average composition by quality rating of the investment securities of the High Grade Bond Portfolio and the Strategic
    Yield Portfolio for the fiscal year ended July 31, 2003. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and Standard & Poor's ("S&P") is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or Standard & Poor's, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of these tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements and cash.

    The allocations reflected in the tables do not necessarily reflect the view of the Adviser as to the quality of the bonds in the Portfolios on the date shown, and they are not necessarily representative of the composition of the Portfolios at other times. The composition of each Portfolio will change over time.

          HIGH GRADE BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                                 PERCENTAGE                                     PERCENTAGE
                                     OF                                             OF
                                PORTFOLIO BY                                   PORTFOLIO BY
        MOODY'S RATING             MOODY'S                  S&P                     S&P             GENERAL DEFINITION
           CATEGORY                RATINGS            RATING CATEGORY             RATINGS                OF BOND
Aaa...........................       39.07%    AAA...........................        39.07%   Highest quality
Aa............................        0.35     AA............................         2.82    High quality
A.............................       13.12     A.............................        20.45    Upper medium grade
Baa...........................       14.90     BBB...........................         6.14    Medium grade
Ba............................        3.58     BB............................         4.99    Lower medium grade
B.............................        2.76     B.............................         0.31    Speculative
        Cash and Other
  Assets......................       26.22     Cash and Other Assets.........        26.22
                                  --------                                      ----------
                                    100.00%                                         100.00%

          STRATEGIC YIELD PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                                 PERCENTAGE                                     PERCENTAGE
                                     OF                                             OF
                                PORTFOLIO BY                                   PORTFOLIO BY
        MOODY'S RATING             MOODY'S                  S&P                     S&P             GENERAL DEFINITION
           CATEGORY                RATINGS            RATING CATEGORY             RATINGS                OF BOND
Aaa...........................        1.19%    AAA...........................         1.20%   Highest Quality
Aa............................                 AA............................         0.56    High Quality
A.............................        1.44     A.............................         2.46    Upper medium grade
Baa...........................       40.94     BBB...........................        37.32    Medium grade
Ba............................       25.71     BB............................        32.60    Lower medium grade
B.............................       11.37     B.............................         7.97    Speculative
Caa...........................                 CCC...........................         1.55    More speculative
Ca............................        1.64     CC............................         0.61    Lowest Quality
Not Rated.....................        3.32     Not Rated.....................         1.33    Not rated by Moody's or S&P
        Cash and Other
  Assets......................       14.39     Cash and Other Assets.........        14.40
                                  --------                                      ----------
                                    100.00%                                         100.00%

    The description of each bond quality category set forth in the tables above is intended to be a general guide and not a definitive statement as to how Moody's and Standard & Poor's define such rating category. A more complete description of the rating categories is set forth under "Appendix C -- Description of Corporate Bond Ratings." The ratings of Moody's and Standard & Poor's represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

--------------------------------------------------------------------------------

APPENDIX C -- DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

    MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be only moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

--------------------------------------------------------------------------------

    STANDARD & POOR'S

    AAA:          Bonds rated AAA are highest grade debt
                  obligations. This rating indicates an extremely
                  strong capacity to pay principal and interest.
    AA:           Bonds rated AA also qualify as high-quality
                  obligations. Capacity to pay principal and
                  interest is very strong, and in the majority of
                  instances they differ from AAA issues only in a
                  small degree.
    A:            Bonds rated A have a strong capacity to pay
                  principal and interest, although they are more
                  susceptible to the adverse effects of changes in
                  circumstances and economic conditions.
    BBB:          Bonds rated BBB are regarded as having an adequate
                  capacity to pay principal and interest. Whereas
                  they normally exhibit protection parameters,
                  adverse economic conditions or changing
                  circumstances are more likely to lead to a
                  weakened capacity to pay principal and interest
                  for bonds in this category than for bonds in the A
                  category.
    BB-B-CCC-     Bonds rated BB, B, CCC and CC are regarded, on
      CC:         balance, as predominantly speculative with respect
                  to the issuer's capacity to pay interest and repay
                  principal in accordance with the terms of the
                  obligations. BB indicates the lowest degree of
                  speculation and CC the highest degree of
                  speculation. While such bonds will likely have
                  some quality and protective characteristics, these
                  are outweighed by large uncertainties or major
                  risk exposures to adverse conditions.
    D:            Bonds rated D are in default, and payment of
                  interest and/or repayment of principal is in
                  arrears.
                  Plus (+) or Minus (-): The ratings from "AA" to
                  "BB" may be modified by the addition of a plus or
                  minus sign to show relative standing within the
                  major rating categories.
    NR:           Not rated by the indicated rating agency.

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S INVESTORS SERVICE, INC.

    P-1: The rating P-1 is the highest commercial paper rating assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries,
                  (2) high rates of return on funds employed,
                  (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2: The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound, may be more subject to variation.
                  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------

    STANDARD & POOR'S

    A-1: This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.
    A-2: This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."